SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  May 14, 1997



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                   0-23954                54-1589139
         (State of                 (Commission            (IRS Employer
       Incorporation)              File Number)          Identification No.)


         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                     (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                  (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                        Page No.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits

     b.       Independent Auditors' Report
              (Dunwoody Springs Apartments)

              Historical Statement of Income
              and Direct Operating Expenses
              (Dunwoody Springs Apartments)

              Note to Historical Statement of
              Income and Direct Operating Expenses
              (Dunwoody Springs Apartments)

     c.       Pro Forma Statement of Operations for
              the Six Months ended June 30, 1997
              (unaudited)

              Pro Forma Balance Sheet as of
              June 30, 1997 (unaudited)

              Pro Forma Statement of Operations
              for the year ended December 31, 1996
              (unaudited)

     d.       Exhibit

              23.1     Consent of Independent Auditors
                       (Dunwoody Springs Apartments)

         The Company hereby amends Items 7.b. and 7.c. of its Current Report on Form 8-K dated May 14, 1997 as follows:

                                   ITEM 7.b.

                                  [LETTERHEAD]

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

                              4132 INNSLAKE DRIVE

                           GLEN ALLEN, VIRGINIA 23060
                              PHONE: (804) 346-2626
                                FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT





The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia



        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Dunwoody Springs Apartments located in Dunwoody, Georgia for the twelve month period ended June 30, 1997. This statement is the responsibility of the management of Dunwoody Springs Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Dunwoody Springs Apartments (as defined above) for the twelve month period ended June 30, 1997, in conformity with generally accepted accounting principles.


                                              /s/ L.P. Martin & Co., P.C.
                                              ---------------------------


Richmond, Virginia
September 26, 1997

                          DUNWOODY SPRINGS APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1997



INCOME
------
 Rental and Other Income                                       $2,463,823
                                                               ----------

DIRECT OPERATING EXPENSES
-------------------------
Administrative and Other                                          204,607
 Insurance                                                         54,327
 Repairs and Maintenance                                          376,874
 Taxes, Property                                                  193,844
 Utilities                                                        193,261
                                                               ----------


       TOTAL DIRECT OPERATING EXPENSES                          1,022,913
                                                               ----------


      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                         $ 1,440,910
                                                              ===========



See accompanying notes to the financial statement.

                          DUNWOODY SPRINGS APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1997



NOTE 1 - ORGANIZATION
---------------------

Dunwoody Springs Apartments is a 350 unit garden and loft style apartment complex located on 29.5 acres in Dunwoody, Georgia. The assets comprising the property were owned by TGM Realty Partners II Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES
--------------------------------------------------

Revenue and Expense Recognition - The accompanying statement of rental
-------------------------------
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulations S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.

Estimates - The preparation of financial statements in conformity with generally
---------
accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as
-----------------------
incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.
-----------

                                   ITEM 7.c.

Pro Forma Statement of Operations for the six months ended June 30, 1997 (unaudited)

The Unaudited Pro Forma Statement of Operations for the six-month period ended June 30, 1997 is presented as if 7 of the 9 Property acquisitions during 1997 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended June 30, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.


                                                       Historical        Westchase     Paces Arbor    Paces Forest    Ashley Run
                                                      Statement of       Pro Forma     Pro Forma      Pro Forma       Pro Forma
                                                       Operations       Adjustments    Adjustments    Adjustments     Adjustments
                                                       ----------       -----------    -----------    -----------     -----------


Date of Acquisitions                                          -            1/15/97         3/1/97          3/1/97        4/30/97

Revenues from rental properties                         $31,876,837       $  166,656       $128,993        $154,702       $916,820
Other income                                               $902,706
Rental expenses:
          Utilities                                       2,847,570           12,070          3,888           4,815         58,045
          Repairs and maintenance                         3,233,953           25,811         19,399          19,103        119,001
          Taxes and insurance                             2,834,559           16,024          8,094           9,108         69,240
          Property management                             2,572,591            -              -               -              -
          Advertising                                       914,638            4,139          3,154           3,298         17,373
          General and administrative                        848,229            -              -               -              -
          Amortization and other depreciation                33,465            -              -               -              -
          Depreciation of rental property                 6,957,190            -              -               -              -
          Other operating expenses                          945,020            -              -               -              -
          Other                                             -                 12,416          9,461           9,894         52,118
          Management contract termination                   271,998            -              -               -              -
                                                          ---------         ---------      ---------       ---------      ---------

                                                         21,459,213           70,460         43,996          46,218        315,777

Income before interest income (expense)                  11,320,330           96,196         84,997         108,484        601,043
Interest income                                             103,840            -              -               -              -
Interest expense                                         (2,893,126)           -              -               -              -
                                                         ----------         ---------      ---------       ---------      ---------

Net income                                               $8,531,044           $96,196       $84,997        $108,484       $601,043

Net income per share                                          $0.28
                                                              -----

Wgt. avg. number of shares of outstanding                30,210,173
                                                         ----------




                                                 Carlyle      Summit         Dunwoody     1997
                                                 Pro Forma    Pro Forma      Pro Forma    Pro Forma          Total
                                                 Adjustments  Adjustments    Adjustments  Adjustments        Pro Forma
                                                 -----------  -----------    -----------  -----------        -----------

                                                                                                                     -
Date of Acquisitions                                 4/30/97      5/13/97         7/25/97

Revenues from rental properties                     $637,842      536,210       1,231,912        -           $35,649,972
Other Income                                                                                                     902,706
Rental expenses:
          Utilities                                   63,946       21,211          96,630        -             3,108,175
          Repairs and maintenance                     92,405       75,528         188,437        -             3,773,637
          Taxes and insurance                         46,970       34,987         124,086        -             3,143,068
          Property management                          -           -               -             -             2,572,591
          Advertising                                 12,343       18,267          25,576        -               998,788
          General and administrative                   -           -               -             -               848,229
          Amortization and other depreciation          -           -               -             -                33,465
          Depreciation of rental property              -           -               -            659,199  (A)   7,616,389
          Other operating expenses                     -           -               -             -               945,020
          Other                                        37,029      54,801          76,728        -               252,447
          Management contract termination              -           -               -             -               271,998
                                                    ---------   ---------       ---------     ---------        ---------

                                                      252,693     204,794         511,457       659,199       23,563,807

Income before interest income (expense)               385,149     331,416         720,455      (659,199)      12,988,871
Interest income                                        -           -               -             -               103,840
Interest expense                                       -           -               -           (346,258) (B)  (3,239,384)
                                                    ---------   ---------        ---------     ---------        ---------

Net income                                           $385,149    $331,416        $720,455    ($1,005,457)     $9,853,327

Net income per share                                                                                               $0.29
                                                                                                                   -----

Wgt. avg. number of shares of outstanding                                                      3,899,511 (C)  34,109,684
                                                                                              ==========      ----------




(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(B) Represents the interest expense for 4 of the 7 Properties for the period in which the properties were not owned for the six month period ended June 30, 1997, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Summit and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Balance Sheet as of June 30, 1997 (unaudited)
The Unaudited Pro Forma Balance Sheet gives effect to the property acquisition in July, 1997 having occurred on June 30, 1997.
The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                                             Historical         Dunwoody
                                                             Balance            Pro Forma                         Total
                                                              Sheet             Adjustments                       Pro Forma
                                                       -------------------------------------------          ---------------------

ASSETS                                                                             7/25/97
Investment in Rental Property
   Land                                                          $61,878,788      $     3,648,000                    $65,526,788
   Building                                                      310,333,437           11,552,000                    321,885,437
   Property Improvements                                          36,095,652               -                          36,095,652
   Furniture                                                       7,915,483               -                           7,915,483
                                                       -------------------------------------------          ---------------------
                                                                 416,223,360           15,200,000                    431,423,360
   Less accumulated depreciation                                 (19,315,189)              -                         (19,315,189)
                                                       -------------------------------------------          ---------------------
                                                                 396,908,171           15,200,000                    412,108,171

   Cash and cash equivalents                                       5,263,185               -                           5,263,185
   Prepaid expenses                                                  602,766               -                             602,766
   Other assets                                                    6,691,358               -                           6,691,358
                                                       -------------------------------------------          ---------------------
                                                                  12,557,309               -                          12,557,309
                                                       -------------------------------------------          ---------------------

                                                                $409,465,480          $15,200,000                   $424,665,480
                                                       ===========================================          =====================

LIABILITIES and SHAREHOLDERS' EQUITY
   Liabilities
   Notes payable                                                 $87,650,147            4,639,688    (A)             $92,289,835
   Accounts payable-related party                                  7,558,246              -                            7,558,246
   Accounts payable                                                1,172,932              -                            1,172,932
   Accrued expenses                                                2,793,708              -                            2,793,708
  Rents received in advance                                          209,189              -                              209,189
   Tenant security deposits                                        1,870,562              -                            1,870,562
                                                       -------------------------------------------          ---------------------
                                                                 101,254,784            4,639,688                    105,894,472

Shareholders' equity
   Common stock                                                  335,509,830           10,560,312    (A)             346,070,142
   Deferred Compensation                                             (44,000)              -                             (44,000)
   Distributions in excess of net income                         (27,255,134)              -                         (27,255,134)
                                                       -------------------------------------------          ---------------------
                                                                 308,210,696           10,560,312                    318,771,008
                                                       -------------------------------------------          ---------------------

                                                                $409,465,480          $15,200,000                   $424,665,480
                                                       ===========================================          =====================


(A) Reflects a portion of the acquisition using proceeds of the common stock offering in April, 1997, yielding net proceeds of $9.5875 per share to the Company. The remaining portion of the purchase price was assumed to be funded by the Company's line of credit.

Pro Forma Statement of Operations for the year ended December 31, 1996
(unaudited)

The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if 20 of the 21 Property acquisitions during 1996 and 7 of the 9 Property acquisitions during 1997 occurred on January 1, 1996. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended December 31, 1996 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                              Historical                                           Pro Forma         Westchase
                                              Statement of      1996              Pro Forma        Before 1997       Pro Forma
                                              Operations        Acquisitions      Adjustments      Acquisitions      Adjustments
                                              ------------------------------------------------      -----------------------------
Date of Acquisitions                               -                 -                                                  1/15/97

Revenues from rental properties               $40,352,955       $11,707,374             -           $52,060,329       $1,999,870
Rental expenses:
       Utilities                                3,870,541           816,694             -             4,687,235          144,841
       Repairs and maintenance                  4,203,180         1,883,845             -             6,087,025          309,732
       Taxes and insurance                      3,275,422           947,968             -             4,223,390          192,289
       Property management fee                  1,243,215            -              603,961  (A)      1,847,176            -
       Property management                        741,257            -                  -               741,257            -
       Advertising                              1,126,295           306,249             -             1,432,544           49,665
       General and administrative               1,495,528            -               97,860  (B)      1,593,388            -
       Amortization and other depreciation         47,133            -                  -                47,133            -
       Depreciation of rental property          8,068,063            -            2,513,278  (C)     10,581,341            -
       Other operating expenses                 2,638,183            -                  -             2,638,183            -
       Other                                      151,537           927,643             -             1,079,180          148,994
       Management contract termination         16,526,012            -                  -            16,526,012            -
                                              ------------------------------------------------      -----------------------------
                                               43,386,366         4,882,399       3,215,099          51,483,864          845,521

Income before interest income (expense)        (3,033,411)        6,824,975      (3,215,099)            576,465        1,154,349
Interest income                                   287,344            -                  -               287,344            -
Interest expense                               (1,423,782)           -           (2,991,838) (D)     (4,415,620)           -
                                              ------------------------------------------------      -----------------------------

Net income                                    ($4,169,849)       $6,824,975     ($6,206,937)        ($3,551,811)      $1,154,349

Net income per share                               ($0.21)                                               ($0.14)
                                                   -------                                               -------
Wgt. avg. number of shares outstanding         20,210,432                         4,693,325  (E)     24,903,757
                                              ------------                       ==========          ===========


                                              Paces Arbor    Paces Forest   Ashley Run    Carlyle
                                              Pro Forma      Pro Forma      Pro Forma     Pro Forma
                                              Adjustments    Adjustments    Adjustments   Adjustments
                                              --------------------------------------------------------
Date of Acquisitions                            3/1/97          3/1/97        4/30/97       4/30/97

Revenues from rental properties                $773,960        $928,214     $2,750,461    $1,913,527
Rental expenses:
       Utilities                                 23,325          28,891        174,135       191,838
       Repairs and maintenance                  116,391         114,620        357,004       277,214
       Taxes and insurance                       48,563          54,649        207,720       140,909
       Property management fee                     -               -              -             -
       Property management                         -               -              -             -
       Advertising                               18,921          19,788         52,118        37,029
       General and administrative                  -               -              -             -
       Amortization and other depreciation         -               -              -             -
       Depreciation of rental property             -               -              -             -
       Other operating expenses                    -               -              -             -
       Other                                     56,764          59,364        156,355       111,086
       Management contract termination             -               -              -             -
                                              --------------------------------------------------------
                                                263,964         277,312        947,332       758,076

Income before interest income (expense)         509,996         650,902      1,803,129     1,155,451
Interest income                                    -               -              -             -
Interest expense                                   -               -              -             -
                                              --------------------------------------------------------

Net income                                     $509,996        $650,902     $1,803,129    $1,155,451

Net income per share

Wgt. avg. number of shares outstanding



                                              Summit       Dunwoody
                                              Pro Forma    Pro Forma     Pro Forma        Total
                                              Adjustments  Adjustments   Adjustments      Pro Forma
                                              --------------------------------------      -----------
Date of Acquisitions                            5/13/97       7/25/97                         -

Revenues from rental properties                1,429,893    2,463,823        -            $64,320,077
Rental expenses:
       Utilities                                  56,563      193,261        -              5,500,089
       Repairs and maintenance                   201,408      376,874        -              7,840,268
       Taxes and insurance                        93,299      248,171        -              5,208,990
       Property management fee                      -            -       $443,158  (A)      2,290,334
       Property management                                                   -                741,257
       Advertising                                48,712       51,152        -              1,709,929
       General and administrative                                            -              1,593,388
       Amortization and other depreciation                                   -                 47,133
       Depreciation of rental property                                  2,191,634  (C)     12,772,975
       Other operating expenses                                              -              2,638,183
       Other                                     146,137      153,455        -              1,911,335
       Management contract termination              -            -           -             16,526,012
                                              --------------------------------------      -----------
                                                 546,119    1,022,913   2,634,792          58,779,893

Income before interest income (expense)          883,774    1,440,910  (2,634,792)          5,540,184
Interest income                                     -            -           -                287,344
Interest expense                                    -            -     (1,992,860) (D)     (6,408,480)
                                              --------------------------------------      -----------

Net income                                      $883,774   $1,440,910 ($4,627,652)          ($580,952)

Net income per share                                                                           ($0.02)
                                                                                              -------
Wgt. avg. number of shares outstanding                                  5,175,000  (F)     30,078,757
                                                                        ============      -----------

(A) Represents the property management fee of 5% of rental income and the processing costs equal to $2.50 per apartment unit per month charged by the external management company for the period of time not owned by the Company until the management contract was terminated in September, 1996.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company until the time the advisor contract was terminated in September, 1996.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for the properties for the period in which the properties were not owned for the year ended December 31, 1996, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(E) Represents additional common shares used to purchase 16 of the 21 properties purchased during 1996 using the proceeds of the "best efforts" common stock offering with net proceeds of $9.79 per share to the Company.

(F) Represents additional common shares used to purchase Ashley Run, Carlyle, Summit and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Statement of Operations for the year ended December 31, 1996
(unaudited)

The following schedule provides detail of 1996 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1996.



                                                       Meadows        West Eagle    Ashley Park  Arbor Trace   Longmeadow
                                                       Pro Forma      Pro Forma     Pro Forma    Pro Forma     Pro Forma
                                                       Adjustments    Adjustments   Adjustments  Adjustments   Adjustments
                                                       -----------    -----------   -----------  -----------   -----------
Date of Acquisition                                      1/31/96        3/31/96        3/1/96       3/1/96       4/1/96
Property operations
    Revenues from rental properties                       $ 90,006      $127,302      $284,403      $138,795      $186,114
    Rental expenses:
                     Utilities                               7,903         7,327        16,769        14,849         9,440
                     Repairs and maintenance                14,553        22,819        39,027        19,702        25,542
                     Taxes and insurance                     5,273         9,776        27,496        10,819        14,262
                     Property management                      --            --            --            --            --
                     Advertising                             1,484         3,066         3,213         3,215         5,455
                     General and administrative               --            --            --            --            --
                     Amortization                             --            --            --            --            --
                     Depreciation of rental property          --            --            --            --            --
                     Other                                   4,452         9,198        18,542         9,645        16,367
                                                             -----         -----        ------         -----        ------

                                                            33,665        52,186       105,047        58,230        71,066
                                                            ------        ------       -------        ------        ------

Income before interest income (expense)                     56,341        75,116       179,356        80,565       115,048
Interest income                                               --            --            --            --            --
Interest expense                                              --            --            --            --            --
                                                            ------        ------       -------        ------        ------

Net Income                                                $ 56,341      $ 75,116      $179,356      $ 80,565      $115,048
                                                          --------      --------      --------      --------      --------

                                                         Trophy Chase   Beacon Hill   Summerwalk   The Landing
                                                           Pro Forma     Pro Forma     Pro Forma    Pro Forma
                                                          Adjustments   Adjustments   Adjustments  Adjustments
                                                          -----------   -----------   -----------  -----------
Date of Acquisition                                         4/1/96         5/1/96       5/1/96        5/1/96
Property operations
    Revenues from rental properties                         $217,183      $684,622      $297,115      $418,247
    Rental expenses:
                     Utilities                                21,899        48,373        23,038        30,473
                     Repairs and maintenance                  39,180        68,173        59,973        68,918
                     Taxes and insurance                      13,830        58,443        15,663        38,620
                     Property management                        --            --            --            --
                     Advertising                               5,819        12,974         7,559        10,041
                     General and administrative                 --            --            --            --
                     Amortization                               --            --            --            --
                     Depreciation of rental property            --            --            --            --
                     Other                                    17,458        38,922        22,676        30,122
                                                              ------        ------        ------        ------

                                                              98,186       226,885       128,909       178,174
                                                              ------       -------       -------       -------

Income before interest income (expense)                      118,997       457,737       168,206       240,073
Interest income                                                 --            --            --            --
Interest expense                                                --            --            --            --
                                                              ------       -------       -------       -------

Net Income                                                  $118,997      $457,737      $168,206      $240,073
                                                            --------      --------      --------      --------

                                                         Meadowcreek     Trolley East       Savannah     Paces Glen      Signature
                                                          Pro Forma        Pro Forma       Pro Forma      Pro Forma      Pro Forma
                                                         Adjustments      Adjustments     Adjustments    Adjustments     Adjustments
                                                         -----------      -----------     -----------    -----------     -----------
Date of Acquisition                                        5/31/96          6/26/96          7/1/96        7/19/96         8/1/96
Property operations
    Revenues from rental properties                       $  671,043      $  345,237      $1,038,285      $  628,639      $  509,713
    Rental expenses:                                            --
                     Utilities                                32,330          62,247         102,411          39,060          25,951
                     Repairs and maintenance                  90,083          97,819         221,613          92,090         122,995
                     Taxes and insurance                      50,931          41,086          49,192          46,834          47,162
                     Property management                        --              --              --              --              --
                     Advertising                              12,198          10,293          23,992          14,827           9,500
                     General and administrative                 --              --              --              --              --
                     Amortization                               --              --              --              --              --
                     Depreciation of rental property            --              --              --              --              --
                     Other                                    36,593          30,878          71,976          44,481          28,499
                                                              ------          ------          ------          ------          ------

                                                             222,135         242,323         469,184         237,292         234,107
                                                             -------         -------         -------         -------         -------

Income before interest income (expense)                      448,908         102,914         569,101         391,347         275,606
Interest income                                                 --              --              --              --              --
Interest expense                                                --              --              --              --              --
                                                             -------         -------         -------         -------         -------

Net Income                                                $  448,908      $  102,914      $  569,101      $  391,347      $  275,606
                                                          ----------      ----------      ----------      ----------      ----------

                                                          Hampton Glen     Sterling         Parkside        Greenbrier
                                                           Pro Forma       Pro Forma       Pro Forma        Pro Forma
                                                          Adjustments     Adjustments     Adjustments      Adjustments
                                                          -----------     -----------     -----------      -----------
Date of Acquisition                                          8/1/96         9/1/96         9/30/96          10/1/96
Property operations
    Revenues from rental properties                        $  970,246      $1,077,164      $  653,152      $1,250,682
    Rental expenses:
                     Utilities                                 56,883          45,391          34,669          70,957
                     Repairs and maintenance                  130,430         155,415          94,280         205,550
                     Taxes and insurance                       62,436          81,204          66,873          98,321
                     Property management                         --              --              --              --
                     Advertising                               24,998          21,877          64,687          24,988
                     General and administrative                  --              --              --              --
                     Amortization                                --              --              --              --
                     Depreciation of rental property             --              --              --              --
                     Other                                     74,993          65,629         194,059          74,964
                                                               ------          ------         -------          ------

                                                              349,740         369,516         454,568         474,780
                                                              -------         -------         -------         -------

Income before interest income (expense)                       620,506         707,648         198,584         775,902
Interest income                                                  --              --              --              --
Interest expense                                                 --              --              --              --
                                                              -------         -------         -------         -------

Net Income                                                 $  620,506      $  707,648      $  198,584      $  775,902

                                                           Deerfield       Franklin           1996
                                                           Pro Forma       Pro Forma       Acquisition
                                                          Adjustments     Adjustments      Adjustments
                                                          -----------     -----------      -----------
Date of Acquisition                                        11/20/96         12/1/96
Property operations
    Revenues from rental properties                       $ 1,489,997      $   629,429      $11,707,374
    Rental expenses:
                     Utilities                                 62,040          104,684          816,694
                     Repairs and maintenance                  190,567          125,116        1,883,845
                     Taxes and insurance                      155,082           54,665          947,968
                     Property management                         --               --               --
                     Advertising                               25,476           20,587          306,249
                     General and administrative                  --               --               --
                     Amortization                                --               --               --
                     Depreciation of rental property             --               --               --
                     Other                                     76,430           61,759          927,643
                                                               ------           ------          -------

                                                              509,595          366,811        4,882,399
                                                              -------          -------        ---------

Income before interest income (expense)                       980,402          262,618        6,824,975
Interest income                                                  --               --               --
Interest expense                                                 --               --               --
                                                              -------          -------        ---------

Net Income                                                $   980,402      $   262,618      $ 6,824,975
                                                          -----------      -----------      -----------


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cornerstone Realty Income Trust, Inc.


Date: October __, 1997                By:/s/ Stanley J. Olander, Jr.
                                       ---------------------------
                                     Stanley J. Olander, Jr.
                                     Chief Financial Officer of
                                      Cornerstone Realty Income
                                      Trust, Inc.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                   Form 8-K/A to Form 8-K dated May 14, 1997


Exhibit Number             Exhibit                                  Page Number

23.1                        Consent of Independent Auditors
                            (Dunwoody Springs Apartments)